Acacia Communications Reports Second Quarter 2017 Results
MAYNARD, Mass., August 3, 2017 (GLOBE NEWSWIRE) -- Acacia Communications, Inc. (NASDAQ: ACIA), a leading provider of high-speed coherent optical interconnect products, today reported financial results for its second quarter ended June 30, 2017.
“As we previously announced, our second quarter results were adversely affected by the quality issue identified at one of our three contract manufacturers,” said Raj Shanmugaraj, President and Chief Executive Officer of Acacia Communications. “Looking forward, we are seeing improving order rates in the third quarter from some of our key customers, including our largest customer in China, and customers in the metro and DCI markets. We are also pleased with the traction we are seeing with our new products, especially our “industry first” CFP2-DCO module and our in development Pico-based 1.2 Tbps solution. We remain confident that our growth strategy is on track.”
“Despite a challenging second quarter, we believe we are well positioned to meet customer demand for our products in the third quarter,” said John Gavin, Chief Financial Officer of Acacia Communications. “Further, we believe that our talented employees, business model, market strategy, strength of our balance sheet and differentiated products position us for future growth.”
Results for the Second Quarter of 2017

•	Revenue of $78.9 million, decreased 32% year-over-year

•	GAAP gross margin of 32.2%; non-GAAP gross margin* of 42.7%

•	GAAP loss from operations of $(6.7) million; non-GAAP income from operations* of $7.3 million

•	GAAP net income of $4.7 million; non-GAAP net income* of $10.8 million

•	EBITDA* of $(3.7) million; adjusted EBITDA* of $10.2 million

•	GAAP diluted EPS of $0.11; non-GAAP diluted EPS* of $0.26

Outlook for the Third Quarter of 2017

The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially, as a result of, among other things, the important factors discussed at the end of this press release. Acacia Communications disclaims any obligation to update these forward-looking statements.

Acacia Communications’ guidance for its third quarter ending September 30, 2017 is:

Quarter Ending September 30, 2017
Revenue (millions)	$95.0	to	$110.0
Non-GAAP Net Income* (millions)	$10.0	to	$16.0
Non-GAAP Diluted EPS*	$0.25	to	$0.40

*Non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, EBITDA, adjusted EBITDA and non-GAAP diluted EPS are non-GAAP financial measures that are not prepared in accordance with generally accepted accounting principles (GAAP).  Please refer below to Use of Non-GAAP Financial Information for descriptions of these non-GAAP financial measures and to the Reconciliation of GAAP Measures to Non-GAAP Measures, attached as Schedule D, for reconciliations of the most directly comparable GAAP financial measures to these non-GAAP financial measures.

Acacia Communications has not reconciled the above third quarter 2017 guidance for GAAP net income and GAAP diluted EPS to non-GAAP net income and non-GAAP diluted EPS, respectively, because the expected tax benefits derived from any employee equity awards during the third quarter of 2017 cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Conference Call

Acacia Communications will host a conference call to discuss its results for the second quarter of 2017, recent developments and the Company’s business outlook and strategy at 5 p.m. Eastern Time today. The live webcast of the call, along with the Company’s earnings press release, can be accessed at the Acacia Communications’ Investor Relations website at http://ir.acacia-inc.com. The U.S. dial-in for the call is 1-877-407-8293 (1-201-689-8349 for non-U.S. callers). Please ask to be joined to the Acacia Communications call. A replay of the conference call will be available until August 17, 2017, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Acacia Communications’ Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-877-660-6853 (1-201-612-7415 for non-U.S. callers). The replay access code is 13666878.

Use of Non-GAAP Financial Information

This press release includes non-GAAP financial measures that are not prepared in accordance with, nor an alternative to, generally accepted accounting principles (GAAP). In addition, these non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies.

Schedule D of this press release provides reconciliations of Acacia Communications’ most comparable GAAP financial measures to non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, EBITDA, adjusted EBITDA and non-GAAP diluted EPS.

Acacia Communications believes that providing these non-GAAP financial measures to investors, in addition to providing the most directly comparable GAAP measures, provides investors the benefit of viewing the Company’s performance using the same financial metrics that its management team uses in making many key decisions and evaluating how its results of operations may look in the future. Acacia Communications’ management does not believe that items not involving cash expenditures, such as non-cash compensation related to equity awards and redeemable convertible preferred stock warrant liability changes derived from mark-to-market adjustments, are part of its critical decision making process. Also, Acacia Communications’ management does not believe that warranty and other charges arising from a manufacturing process quality issue are reflective of the Company’s underlying operating performance. Therefore, Acacia Communications excludes those items, as applicable, from non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS, EBITDA and adjusted EBITDA.

Acacia Communications’ non-GAAP financial measures reflect adjustments based on the metrics described below, as well as the related income tax effects. The income tax effect of these non-GAAP adjustments is determined by recalculating income tax expense excluding these adjustments.

Non-GAAP gross profit and gross margin.    Acacia Communications defines non-GAAP gross profit as gross profit as reported on its consolidated income statements, excluding the impact of stock-based compensation, which is a non-cash charge, and warranty and other charges arising from a manufacturing process quality issue. Acacia Communications defines non-GAAP gross margin as the non-GAAP gross profit divided by revenue as reported on its consolidated income statements. Acacia Communications has presented non-GAAP gross profit and gross margin because the Company believes that the exclusion of stock-based compensation and the quality issue warranty and other charges facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP research and development expenses.    Acacia Communications defines non-GAAP research and development expenses as research and development expenses as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation. Acacia Communications has presented non-GAAP research and development expenses because the Company believes that the exclusion of stock-based compensation facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP sales, general and administrative expenses.    Acacia Communications defines non-GAAP sales, general and administrative expenses as sales, general and administrative expenses as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation. Acacia Communications has presented non-GAAP sales, general and administrative expenses because the Company believes that the exclusion of stock-based compensation facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP operating expenses.    Acacia Communications defines non-GAAP operating expenses as operating expenses as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation. Acacia Communications has presented non-GAAP operating expenses because the Company believes that the exclusion of stock-based compensation facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP income from operations.    Acacia Communications defines non-GAAP income from operations as income from operations as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation and warranty and other charges arising from a manufacturing process quality issue. Acacia Communications has presented non-GAAP income from operations because the Company believes that the exclusion of stock-based compensation and the quality issue warranty and other charges facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS.    Acacia Communications defines non-GAAP net income as net (loss) income as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation and the change in fair value of the Company’s preferred stock warrant liability, both of which are non-cash charges, as well as warranty and other charges arising from a manufacturing process quality issue, and the tax effects of those excluded items.

Acacia Communications defines non-GAAP effective tax rate as the non-GAAP (benefit) provision for income taxes divided by non-GAAP income before (benefit) provision for income taxes. Non-GAAP (benefit) provision for income taxes is defined as the (benefit) provision for income taxes as reported on the Company’s consolidated income statements, as adjusted for the tax effects of excluding stock-based compensation expense, the Company’s preferred stock warrant liability and warranty and other charges arising from a manufacturing process quality issue. Non-GAAP income before (benefit) provision for income taxes is defined as GAAP (loss) income before (benefit) provision for income taxes, excluding stock-based compensation expense, the Company’s preferred stock warrant liability and warranty and other charges arising from a manufacturing process quality issue.

In order to calculate non-GAAP diluted EPS, Acacia Communications uses a non-GAAP weighted-average share count. The Company defines non-GAAP weighted-average shares used to compute non-GAAP diluted EPS as GAAP weighted-average shares used to compute diluted (loss) earnings per share, adjusted to reflect the conversion of its redeemable convertible preferred stock into common stock and the conversion of its redeemable convertible preferred stock warrants into common stock warrants, both as if they had occurred at the beginning of the period.

Acacia Communications has presented non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS because the Company believes that the exclusion of the items discussed above facilitates comparisons of its results of operations to other companies in its industry.

EBITDA and Adjusted EBITDA.    Acacia Communications defines EBITDA as net (loss) income as reported on the Company’s consolidated income statements before depreciation, interest (income) expense, net, and its (benefit) provision for income taxes. Acacia Communications defines adjusted EBITDA as EBITDA excluding the impact of stock-based compensation, the change in fair value of the Company’s preferred stock warrant liability and warranty and other charges arising from a manufacturing process quality issue. Acacia Communications has presented adjusted EBITDA because it is a key measure used by its management and board of directors to understand and evaluate the Company’s operating performance, to establish budgets and to develop operational goals for managing its business. In particular, Acacia Communications believes that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a useful measure for period-to-period comparisons of its core operating performance.

Acacia Communications uses these non-GAAP financial measures to evaluate its operating performance and trends, and make planning decisions. Acacia Communications believes that each of these non-GAAP financial measures helps identify underlying trends in its business that could otherwise be masked by the effect of the items that the Company excludes. Accordingly, Acacia Communications believes that these financial measures provide useful information to investors and others in understanding and evaluating its operating results, enhancing the overall understanding of the Company’s past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in its financial and operational decision-making.

Acacia Communications’ non-GAAP financial measures are not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures rather than gross profit, gross margin, research and development expenses, sales, general and administrative expenses, operating expenses, (loss) income from operations, net income, effective tax rate or diluted EPS, which are the most directly comparable GAAP measures. Some of these limitations are:

•
Acacia Communications excludes stock-based compensation expense from each of its non-GAAP financial measures, as it has recently been, and will continue to be for the foreseeable future, a significant recurring expense for its business and an important part of the Company’s compensation strategy;

•
Acacia Communications excludes the tax benefits generated from the exercise of non-qualified stock options, the disqualifying disposition of incentive stock options and ESPP shares, and the vesting of restricted stock units, including any excess tax benefits and shortfalls recognized by the Company in the year of the taxable transaction, in calculating its non-GAAP effective tax rate, non-GAAP net income, and non-GAAP diluted EPS. Without excluding these tax benefits, investors would not see the full effect that excluding stock-based compensation expense had on our operating results. These benefits are tied to the exercise or vesting of underlying employee equity awards and the price of our common stock at the time of exercise or vesting, which factors may vary from period to period independent of the operating performance of our business. Similar to stock-based compensation expense, we believe that excluding these tax benefits provides investors and management with greater visibility to the underlying performance of our business operations and facilitates comparison with other periods as well as the results of other companies in our industry;

•
Acacia Communications excludes the change in fair value of its preferred stock warrant liability from its non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as it has historically been a recurring non-cash charge but it will not recur in the periods following the Company’s initial public offering;

•
Acacia Communications excludes warranty and other charges arising from a manufacturing process quality issue from its non-GAAP gross profit, non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as management does not believe the charges are reflective of the Company’s underlying operating performance;

•	EBITDA and adjusted EBITDA exclude depreciation expense and, although this is a non-cash expense, the assets being depreciated may have to be replaced in the future;

•
EBITDA and adjusted EBITDA do not reflect interest expense, or the cash requirements necessary to service interest, which reduces cash available to the Company, nor does it reflect interest income, which increases cash available to the Company, as this income is not generated by our core operations;

•	EBITDA and adjusted EBITDA do not reflect the (benefit) provision for income tax which may impact cash available to the Company; and

•
the expenses and other items that the Company excludes in its calculation of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results.

Because of these limitations, non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

Acacia Communications’ use of non-GAAP financial measures, and the underlying methodology when excluding certain items, is not necessarily an indication of the results of operations that may be expected in the future, or that Acacia Communications will not, in fact, record such items in future periods.

Investors should consider Acacia Communications’ non-GAAP financial measures in conjunction with the corresponding GAAP financial measures.

About Acacia Communications

Acacia Communications develops, manufactures and sells high-speed coherent optical interconnect products that are designed to transform communications networks through improvements in performance, capacity and cost. By leveraging silicon technology to build optical interconnects, a process Acacia Communications refers to as the “siliconization of optical interconnect,” Acacia Communications is able to offer products at higher speeds and density with lower power consumption, that meet the needs of cloud and service providers and can be easily integrated in a cost-effective manner with existing network equipment. www.acacia-inc.com.

Forward Looking Statements

This press release includes statements concerning Acacia Communications and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements. Acacia Communications has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, the Company’s anticipated growth strategies, its expectations regarding competition, the anticipated trends and challenges in its business and the market in which Acacia Communications operates, including those that may affect its customers and their demand for Acacia Communications’ products, its expectations regarding, and the stability and quality control of, its supply chain and manufacturing, the scope, progress, expansion and costs of developing and commercializing its products, the size and growth of the potential markets for its products and the ability to serve those markets, regulatory developments in the United States and foreign countries, including under export control laws or regulations that could impede its ability to sell its products to customers in certain foreign jurisdictions, and other risks set forth under the caption “Risk Factors” in the Company’s public reports filed with the SEC, including the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2017 filed with the SEC, its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2017 to be filed with the SEC and in other filings that the Company may make with the SEC in the future. Acacia Communications assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

SCHEDULE A ACACIA COMMUNICATIONS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) (unaudited)

	June 30, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$106,127	$206,402
Marketable securities - short-term	176,293	104,004
Accounts receivable	82,911	108,127
Inventory	41,686	31,681
Prepaid expenses and other current assets	18,750	12,076
Deferred product costs	371	85
Total current assets	426,138	462,375
Marketable securities - long-term	60,486	—
Restricted cash	37	1,630
Property and equipment, net	25,765	25,124
Deferred tax asset	37,472	23,533
Other assets	8,864	4,274
Total assets	$558,762	$516,936

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$35,224	$49,430
Accrued liabilities	31,098	29,863
Deferred revenue	1,530	1,375
Total current liabilities	67,852	80,668
Other long-term liabilities	1,932	1,473
Total liabilities	69,784	82,141

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	309,717	295,893
Accumulated other comprehensive loss	(30)	(16)
Retained earnings	179,287	138,914
Total stockholders’ equity	488,978	434,795
Total liabilities and stockholders’ equity	$558,762	$516,936

SCHEDULE B ACACIA COMMUNICATIONS, INC. CONDENSED CONSOLIDATED INCOME STATEMENTS (in thousands, except per share data) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$78,898	$116,192	$193,565	$200,681
Cost of revenue	53,516	62,240	111,883	111,323
Gross profit	25,382	53,952	81,682	89,358
Operating expenses:
Research and development	22,734	21,839	40,462	37,253
Sales, general and administrative	9,368	8,649	18,059	12,703
Gain on disposal of property and equipment	(47)	—	(47)	—
Total operating expenses	32,055	30,488	58,474	49,956
(Loss) income from operations	(6,673)	23,464	23,208	39,402
Other income (expense), net:
Interest income, net	827	20	1,272	28
Change in fair value of preferred stock warrant liability	—	(3,609)	—	(3,361)
Other expense	(1)	(58)	(39)	(78)
Total other income (expense), net	826	(3,647)	1,233	(3,411)
(Loss) income before (benefit) provision for income taxes	(5,847)	19,817	24,441	35,991
(Benefit) provision for income taxes	(10,511)	2,219	(15,932)	3,796
Net income	$4,664	$17,598	$40,373	$32,195
Accretion of redeemable convertible preferred stock	—	(636)	—	(1,722)
Undistributed earnings attributable to participating securities	—	(6,455)	—	(17,467)
Net income attributable to common stockholders - basic and diluted	$4,664	$10,507	$40,373	$13,006
Net income per share attributable to common stockholders:
Basic	$0.12	$0.51	$1.05	$0.95
Diluted	$0.11	$0.43	$0.97	$0.77
Weighted-average shares used to compute net income per share attributable to common stockholders:
Basic	38,756	20,760	38,546	13,751
Diluted	41,582	24,373	41,639	16,927

SCHEDULE C ACACIA COMMUNICATIONS, INC. CONSENSED CONSOLIDATED STATEMENTS OF CASH FLOW (in thousands) (unaudited)

	Six Months Ended June 30,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$40,373	$32,195
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	5,841	3,820
Gain on disposal of property and equipment	(47)	—
Stock-based compensation	10,742	9,461
Deferred income taxes	(13,939)	(454)
Other non-cash charges	158	—
Change in fair value of preferred stock warrant liability	—	3,361
Changes in operating assets and liabilities:
Accounts receivable	25,216	(36,629)
Inventory	(10,005)	4,656
Prepaid expenses and other current assets	(6,435)	(1,026)
Deferred product costs	(286)	1,994
Restricted cash	1,593	—
Other assets	(4,560)	(109)
Accounts payable	(12,364)	22,929
Accrued liabilities	925	2,826
Deferred revenue	155	(672)
Other long-term liabilities	459	568
Net cash provided by operating activities	37,826	42,920

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(8,006)	(8,033)
Purchases of marketable securities	(233,246)	—
Sales and maturities of marketable securities	100,300	—
Deposits	(30)	(23)
Net cash used in investing activities	(140,982)	(8,056)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of capital lease obligation	—	(34)
Proceeds from initial public offering, net of underwriting discounts and commissions	—	97,757
Payment of public offering costs	(201)	(1,471)
Proceeds from the issuance of common stock under stock-based compensation plans	3,082	283
Net cash provided by financing activities	2,881	96,535

Net (decrease) increase in cash and cash equivalents	(100,275)	131,399
Cash and cash equivalents—Beginning of period	206,402	27,610
Cash and cash equivalents—End of period	$106,127	$159,009

Supplemental cash flow disclosures:
Cash paid for income taxes, net of refunds	$833	$2,819

SCHEDULE D ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended
	Q2 2017	Q1 2017	Q2 2016
Non-GAAP Gross Profit
GAAP gross profit	$25,382	$56,300	$53,952
Stock-based compensation - cost of revenue	511	442	660
Warranty and other charges due to manufacturing process quality issue	7,822	—	—
Non-GAAP gross profit	$33,715	$56,742	$54,612
Non-GAAP gross margin	42.7%	49.5%	47.0%

	Three Months Ended
	Q2 2017	Q1 2017	Q2 2016
Non-GAAP R&D Expenses
GAAP research and development expenses	$22,734	$17,728	$21,839
Stock-based compensation	3,779	2,992	5,389
Non-GAAP research and development expenses	$18,955	$14,736	$16,450

	Three Months Ended
	Q2 2017	Q1 2017	Q2 2016
Non-GAAP SG&A Expenses
GAAP sales, general and administrative expenses	$9,368	$8,691	$8,649
Stock-based compensation	1,820	1,198	3,122
Non-GAAP sales, general and administrative expenses	$7,548	$7,493	$5,527

	Three Months Ended
	Q2 2017	Q1 2017	Q2 2016
Non-GAAP Operating Expenses
GAAP operating expenses	$32,055	$26,419	$30,488
Stock-based compensation	5,599	4,190	8,511
Non-GAAP operating expenses	$26,456	$22,229	$21,977

	Three Months Ended
	Q2 2017	Q1 2017	Q2 2016
Non-GAAP Income from Operations
GAAP (loss) income from operations	$(6,673)	$29,881	$23,464
Stock-based compensation	6,110	4,632	9,171
Warranty and other charges due to manufacturing process quality issue	7,822	—	—
Non-GAAP income from operations	$7,259	$34,513	$32,635

SCHEDULE D (Cont.) ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended
	Q2 2017	Q1 2017	Q2 2016
Non-GAAP Net Income
GAAP net income	$4,664	$35,709	$17,598
Stock-based compensation	6,110	4,632	9,171
Change in fair value of preferred stock warrant liability	—	—	3,609
Warranty and other charges due to manufacturing process quality issue	7,822	—	—
Tax effect of excluded items	(7,788)	(8,297)	(1,496)
Non-GAAP net income	$10,808	$32,044	$28,882

	Three Months Ended
	Q2 2017	Q1 2017	Q2 2016
Non-GAAP Effective Tax Rate
GAAP effective tax rate	179.8%	(17.9)%	11.2%
Total adjustments to GAAP (benefit) provision for income taxes	(213.5)%	26.1%	0.2%
Non-GAAP effective tax rate	(33.7)%	8.2%	11.4%

	Three Months Ended
	Q2 2017	Q1 2017	Q2 2016
EBITDA and Adjusted EBITDA
GAAP net income	$4,664	$35,709	$17,598
Depreciation	2,964	2,877	2,154
Interest income, net	(827)	(445)	(20)
(Benefit) provision for income taxes	(10,511)	(5,421)	2,219
EBITDA	(3,710)	32,720	21,951
Stock-based compensation	6,110	4,632	9,171
Change in fair value of preferred stock warrant liability	—	—	3,609
Warranty and other charges due to manufacturing process quality issue	7,822	—	—
Adjusted EBITDA	$10,222	$37,352	$34,731

SCHEDULE D (Cont.) ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended
	Q2 2017	Q1 2017	Q2 2016
Non-GAAP Diluted EPS
GAAP Diluted net income per share attributable to common stockholders	$0.11	$0.86	$0.43
Accretion to redemption value and undistributed earnings allocated to participating securities	—	—	(0.12)
Stock-based compensation	0.15	0.11	0.38
Change in fair value of preferred stock warrant liability	—	—	0.14
Warranty and other charges due to manufacturing process quality issue	0.19	—	—
Tax effect of excluded items	(0.19)	(0.20)	(0.06)
Non-GAAP diluted EPS	$0.26	$0.77	$0.77

Weighted-average shares used to compute GAAP diluted net income per share attributable to common stockholders	41,582	41,654	24,373
Adjustment for conversion of preferred stock	—	—	12,753
Conversion of preferred stock warrant into common stock warrant	—	—	245
Weighted-average shares used to compute non-GAAP diluted EPS	41,582	41,654	37,371

SOURCE Acacia Communications, Inc.

For further information:

Investor Relations Contact:
Monica Gould
Office: (212) 871-3927
Email: IR@acacia-inc.com

Lindsay Savarese
Office: (212) 331-8417
Email: IR@acacia-inc.com

Public Relations Contact:
Ed Harrison
Office: (781) 966-4158
Email: ed@inkhouse.com